Exhibit 10.28

Amendment Number One to Promissory Note

This Amendment Number One (“Amendment”) to Promissory Note dated June 11, 2010 is made by and between Lattice, Incorporated, Lattice Government Services, Inc. and I. Wistar Morris (collectively the “Parties”).

Background

The Parties are parties to a certain Promissory Note dated June 11, 2010 in the amount of $1,250,000 (the “Note”). The Parties wish to amend two terms of the Note as set forth below. All terms not defined in this Amendment shall be as defined in the Note.

IN WITNESS WHEREOF, the Parties, intending to be legally bound hereby, amend the Note as follows:

1.	Makers agree to make all payments of interest when due on this Note by wire transfer to Payee at the following account:

Wachovia Bank
3442 Orange Street
Roanoke, VA 24012
ABA [Redacted - Confidential]
Beneficiary: First Clearing, LLC
Account #: [Redacted - Confidential]
FFC:  I Wistar Morris, Lattice A/C # [Redacted - Confidential]

2.	Exhibit “A” to the Note shall be replaced it with a new Exhibit “A” as attached hereto.

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the 21day of July, 2010.

PAYEE	MAKERS
I. WISTAR MORRIS	LATTICE, INCORPORATED

/s/ I. Wistar Morris	By:	/s/ Paul Burgess
	Title:	CEO

LATTICE GOVERNMENT SERVICES, INC.

	By:	/s/ Kenneth E. Kaizer
	Title:	President

Exhibit “A”

[Redacted - Confidential]